                                                                   Exhibit 10.11



                     AMENDED AND RESTATED SECURITY AGREEMENT

                          Dated as of October 18, 2004

                                     between

                                   ORCEL LLC,
                                       and
                            ORTEC INTERNATIONAL INC.,
                               each as a Grantor,

                                       and


                            PAUL ROYALTY FUND, L.P.,
                                   as Grantee

                                TABLE OF CONTENTS

                                                                                                              Page
                                                                                                              ----
ARTICLE I  DEFINITIONS.........................................................................................1

   Section 1.1.       Certain Terms............................................................................1
   Section 1.2.       Assignment Agreement Definitions.........................................................3
   Section 1.3.       UCC Definitions..........................................................................3
   Section 1.4.       Other Interpretive Provisions............................................................3

ARTICLE II  SECURITY INTEREST..................................................................................4

   Section 2.1.       Grant of Security........................................................................4
   Section 2.2.       Continuing Security Interest.............................................................6
   Section 2.3.       Grantors Remains Liable..................................................................6

ARTICLE III  REPRESENTATIONS AND WARRANTIES....................................................................7

   Section 3.1.       Legal Status of Each Grantor, Location of Collateral, etc................................7
   Section 3.2.       Ownership; No Liens......................................................................7
   Section 3.3.       Validity.................................................................................7
   Section 3.4.       Intellectual Property....................................................................8
   Section 3.5.       Authorization, Approval..................................................................8
   Section 3.6.       Enforceability...........................................................................8

ARTICLE IV  COVENANTS..........................................................................................8

   Section 4.1.       As to Receivables........................................................................8
   Section 4.2.       Insurance...............................................................................10
   Section 4.3.       Intellectual Property...................................................................10
   Section 4.4.       Transfers and Other Liens...............................................................10
   Section 4.5.       Further Assurances......................................................................10
   Section 4.6.       General Covenants.......................................................................11

ARTICLE V  RIGHTS AND DUTIES OF GRANTEE.......................................................................12

   Section 5.1.       Grantee Appointed Attorney-in-Fact......................................................12
   Section 5.2.       Grantee May Perform.....................................................................13
   Section 5.3.       Limitations on Duties of Grantee........................................................13
   Section 5.4.       Reasonable Care.........................................................................14

ARTICLE VI  REMEDIES..........................................................................................14

   Section 6.1.       Certain Remedies........................................................................14

ARTICLE VII  MISCELLANEOUS PROVISIONS.........................................................................15

   Section 7.1.       Amendments..............................................................................15
   Section 7.2.       Release of Collateral...................................................................15
   Section 7.3.       Notices.................................................................................16
   Section 7.4.       Waiver; Cumulative Remedies.............................................................16
   Section 7.5.       Successors and Assigns..................................................................16
   Section 7.6.       Counterparts............................................................................16
   Section 7.7.       Severability............................................................................16
   Section 7.8.       Governing Law and Jurisdiction..........................................................17
   Section 7.9.       Waiver of Jury Trial....................................................................17



Exhibits

Exhibit A                  Form of Patent Security Agreement



Schedules

Schedule I                 Locations of Certain Collateral
Schedule II                Offices For Filing Financing Statements
Schedule 3.1               Names and Corporate Reorganizations and Mergers

                     AMENDED AND RESTATED SECURITY AGREEMENT

         AMENDED AND RESTATED SECURITY AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "Security Agreement"), dated as of October 18, 2004 and entered into among ORCEL LLC, a Delaware limited liability company ("Orcel") and ORTEC INTERNATIONAL INC., a Delaware corporation ("Ortec") ( Orcel and Ortec being herein individually, a "Grantor" and collectively, the "Grantors"), and PAUL ROYALTY FUND, L.P., a Delaware limited partnership (and formerly known as Paul Capital Royalty Acquisition Fund, L.P. (the "Grantee").

                                    RECITALS

         WHEREAS, Orcel, Ortec and the Grantee are parties to the Amended and Restated Revenue Interests Assignment Agreement dated as of February 26, 2003 (as amended from time to time, the "Assignment Agreement");

         WHEREAS, Orcel and Grantee are parties to that certain Security Agreement, dated as of August 29, 2001, as amended by Amendment No. 1 to Security Agreement dated as of February 26, 2003 (the "Original Agreement"); and

         WHEREAS, in order to induce the Grantee to enter into the Consent and Agreement (as defined below), Orcel and Grantee now wish to amend and restate the Original Agreement in its entirety to, among other things, (i) add Ortec as an additional grantor of the security interests contemplated by this Security Agreement and (ii) make certain clarifications to the definition of Collateral.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantors hereby agree, for the benefit of Grantee, as follows:

                                   ARTICLE I

                                   DEFINITIONS

         Section 1.1. Certain Terms.

         Capitalized terms used herein but not otherwise defined, shall have the meanings set forth in the Assignment Agreement. The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings:

         "Account" shall have the meaning as provided in the UCC.

         "Assignee Concentration Account" shall have the meaning set forth in the Assignment Agreement.

         "Assignor Concentration Account" shall have the meaning set forth in the Assignment Agreement.

         "Assignment Agreement" shall have the meaning set forth in the recitals hereto.

         "Cambrex" means Cambrex Bio Science Walkersville, Inc., a Delaware corporation.

         "Cambrex Collateral" shall mean the "Collateral" as such term is defined in the Cambrex Security Agreement.

         "Cambrex Security Agreement" means the Security Agreement dated as of October 18, 2004 between Cambrex, Ortec and Orcel, as amended from time to time.

         "Collateral" shall have the meaning set forth in Section 2.1.

         "Consent and Agreement" shall mean the Consent and Agreement dated as of October 18, 2004 between Cambrex and Grantee, as amended from time to time.

         "Event of Default" shall mean a Funding Termination Event.

         "General Intangible" shall have the meaning as provided in the UCC.

         "Grantor" shall have the meaning set forth in the preamble hereto.

         "Instrument" shall have the meaning as provided in the UCC.

         "Intellectual Property" shall have the meaning set forth in the Assignment Agreement.

         "Joint Concentration Account" shall have the meaning set forth in the Assignment Agreement.

         "Lockbox Account" shall have the meaning set forth in the Assignment Agreement.

         "Lockbox Agreement" shall have the meaning set forth in the Assignment Agreement.

         "Lockbox Bank" shall have the meaning set forth in the Assignment Agreement.

         "Obligations" shall have the meaning set forth in the Assignment Agreement.

         "Patent License" means any written agreement now or hereafter in existence granting to Grantor any right to use any invention on which a patent is in existence, including, without limitation, the agreements described in Schedule l of the Patent Security Agreement.

         "Patent Security Agreement" means the Patent Security Agreement executed and delivered by Grantor to Grantee and attached hereto as Exhibit A, as such agreement may be amended, supplemented or otherwise modified from time to time.

         "Pledged Deposit Accounts" shall have the meaning set forth in Section 2.1(i) hereof.

         "Proceeds" shall have the meaning as provided in the UCC.

         "Receivables" mean the Revenue Interests and the Related Receivables.

         "Related Receivables" shall have the meaning set forth in Section
2.1(f).

         "Security Agreement" shall have the meaning set forth in the preamble hereto.

         "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of New York, as amended from time to time, and any successor statute; provided that if by reason of mandatory provision of law, the perfection or the effect of perfection or non-perfection of the security interest in the Collateral is governed by the Uniform Commercial Code of another jurisdiction, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provision hereof relating to such perfection or effect of perfection or non-perfection.

         Section 1.2. Assignment Agreement Definitions.

         Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Assignment Agreement.

         Section 1.3. UCC Definitions.

         Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the UCC are used in this Security Agreement, including its preamble and recitals, with such meanings.

         Section 1.4. Other Interpretive Provisions.

         (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

         (b) The words "hereof," "herein," "hereunder" and similar words refer to this Security Agreement as a whole and not to any particular provision of this Security Agreement; and subsection, Section, Schedule, and Exhibit references are to this Security Agreement unless otherwise specified.

         (c) (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

             (ii) The term "including" is not limiting and means "including without limitation".

             (iii) The term "property" includes any kind of property or asset, personal or mixed, tangible or intangible, other than real property.

         (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Security Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Transaction Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing, or interpreting the statute or regulation.

         (e) The captions and headings of this Security Agreement are for convenience of reference only and shall not affect the interpretation of this Security Agreement.

                                   ARTICLE II

                                SECURITY INTEREST

         Section 2.1. Grant of Security.

         As collateral security for the prompt, full and faithful payment and performance when due of the Obligations, each Grantor hereby assigns, pledges, transfers and grants to Grantee a continuing lien on and a first priority security interest in all of such Grantor's right, title, and interest in and to the following property, wherever the same may be now or hereafter located, and all supporting obligations and other security therefor, whether secured or unsecured, and whether now owned or hereafter existing or acquired (the "Collateral"):

         (a) all Revenue Interests;

         (b) all Assigned Interests;

         (c) all License Agreements (but only with respect to sales of Products in North America), including, without limitation, that certain License Agreement, dated as of October 18, 2004 between Ortec, Orcel and Cambrex;

         (d) all Distribution Agreements (but only with respect to sales of Products in North America), including without limitation, that certain Sales Agency Agreement, dated as of October 18, 2004 between Ortec and Cambrex;

         (e) the Management Agreement;

         (f) the Ortec Security Agreement;

         (g) the Exclusive License Agreement;

         (h) all Intellectual Property (but with respect to Patents and trademark applications and registrations, only those registered or filed in North America);

         (i) all Accounts, contract rights, payment intangibles, Instruments, and General Intangibles, in each case, constituting, comprising, evidencing or otherwise relating to any of the foregoing in this Section 2.1 (any and all such Accounts, contract rights, payments intangibles, Instruments, and General Intangibles being the "Related Receivables");

         (j) all books, records, data bases, and information, in each case, specifically relating to any of the foregoing in this Section 2.1;

         (k) all money now or at any time in the possession or under the control of, or in transit to, the Lockbox Bank, Grantee, the bank with the PRF/Cambrex Lockbox Account (as defined in the Consent and Agreement), or each Grantor relating to any of the foregoing in this Section 2.1; and

         (l) the Lockbox Account, the Joint Concentration Account and the Assignee Concentration Account, the PRF/Cambrex Lockbox Account or in any bank account or deposit account in which funds were received by each Grantor from or on account of or relating to each of the foregoing in this Section 2.1 (collectively, the "Pledged Deposit Accounts"), all funds on deposit in each such account, all investments arising out of such funds, all claims thereunder or in connection therewith and special purpose subaccounts maintained therein, and all monies and credit balances from time to time held in the Pledged Deposit Accounts or such subaccounts; all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by any Grantor in substitution for or in addition to any or all of the then existing items described in this subsection (l); and all interest, dividends, cash, securities, rights, instruments and other property at any time and from time to time received, receivable or otherwise distributed in respect of such accounts, such funds, or such investments or received in exchange for any or all of the items described in this subsection (l); and

         (m) all Cambrex Collateral, but only to the extent that such Cambrex Collateral is the property of either Grantor;

         (n) all products and Proceeds of and from any and all of the foregoing Collateral, all proceeds which constitute property of the types described in clauses (a) through (m) and, to the extent not otherwise included, all payments under insurance (whether or not Grantee is the loss payee thereof), including return premiums with respect thereto, or any indemnity, warranty, or guaranty payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral;

provided, however, that the term "Collateral" shall not include, and neither Grantor shall be deemed to have granted a security interest in, any of such Grantor's right, title or interest in, or any rights under, any contract or other agreement existing on the Closing Date to the extent that such grant would result in a breach of a term of such contract or agreement prohibiting such grant without the consent of the other party thereto, other than to the extent that any such term would be rendered ineffective pursuant to
Section 9-406 of the UCC.

         Section 2.2. Continuing Security Interest.

         This Security Agreement shall create a continuing security interest in the Collateral and shall:

         (a) remain in full force and effect until the payment and performance in full of all the Obligations;

         (b) be binding upon each Grantor and their respective successors, transferees and assigns; and

         (c) inure, together with the rights and remedies of Grantee, to the benefit of Grantee and its successors and assigns.

Upon the payment and performance in full of the Obligations, the security interest granted herein shall terminate and all rights to the Collateral shall revert to each Grantor. Upon any such termination, Grantee will, at the Grantors' sole expense, promptly execute and deliver to each Grantor such instruments and documents necessary and as such Grantor shall reasonably request to evidence such termination.

         Section 2.3. Grantors Remains Liable.

         Anything herein to the contrary notwithstanding:

         (a) The Grantors shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein and shall perform all of its duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed;

         (b) The exercise by Grantee of any of its rights and remedies hereunder shall not release the Grantors from any of their duties or obligations under any such contracts or agreements included in the Collateral; and

         (c) Grantee shall not have any obligation or liability under any such contracts or agreements included in the Collateral by reason of this Security Agreement, and Grantee shall not be obligated to perform or fulfill any of the obligations or duties of each Grantor thereunder or to take any action to collect or (x) to make any inquiry as to the nature or sufficiency of any payment the Grantors may be entitled to receive thereunder; (y) present or file and claim or (z) enforce any claim for payment assigned hereunder.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         Each Grantor represents and warrants to Grantee as follows:

         Section 3.1. Legal Status of Each Grantor, Location of Collateral, etc.


         (a) Each Grantor's exact legal name is set forth on Schedule I and the signature page hereof.

         (b) Orcel is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. Ortec is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware.

         (c) On the date hereof, the place(s) of business and chief executive office of each Grantor and the office(s) where each Grantor keeps its respective records concerning the Receivables are located at the addresses set forth on
Schedule I.

         (d) Neither Grantor has a trade name.

         (e) Except as set forth on Schedule 3.1, during the past five years, neither Grantor has been known by any name different from the one set forth on the signature page hereto, and neither Grantor has been the subject of any merger or other corporate reorganization.

         (f) None of the Receivables is evidenced by a promissory note or other instrument.

         Section 3.2. Ownership; No Liens.

         Orcel owns the Collateral free and clear of any Liens except for the security interest created by this Security Agreement and, to the extent applicable, the security interest created by the Cambrex Security Agreement, and except as set forth in the next sentence. To the extent that Ortec owns any of the Collateral, Ortec owns such Collateral free and clear of any Liens except for the security interest created by this Security Agreement and, to the extent applicable, the security interest created by the Cambrex Security Agreement. No effective security agreement, financing statement, assignment, equivalent security, lien or other instrument similar in effect covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed in favor of Grantee relating to this Security Agreement or in favor of Cambrex relating to the Cambrex Security Agreement.

         Section 3.3. Validity.

         This Security Agreement creates a valid security interest in the Collateral securing the payment and performance in full of the Obligations. Upon the filing of appropriate financing statements in the applicable filing offices in the jurisdictions listed in Schedule II, all filings, registrations and recordings necessary or appropriate to create, preserve, protect and perfect the first priority security interest granted by each Grantor to Grantee in the Collateral will have been accomplished and will create a perfected security interest therein prior to the rights of all other Persons therein and subject to no other Liens, except as set forth in Schedule 3.04 to the Assignment Agreement.

         Section 3.4. Intellectual Property.

         The Patents constitute all registered Intellectual Property owned or used by each Grantor and the Patent Licenses constitute all agreements relating to Intellectual Property owned or used by each Grantor. The execution, delivery and performance of this Security Agreement or the Assignment Agreement by each Grantor will not violate or cause a default under any of the Intellectual Property or any material agreement in connection therewith. Each Grantor further represents and warrants as to those representations and warranties set forth in
Section 3.12 of the Assignment Agreement as if set forth in its entirety herein.

         Section 3.5. Authorization, Approval.

         No authorization, approval, or other action by, and no notice to or filing with, any Government Authority or other Person is required either:

         (a) for the grant by each Grantor of the security interest granted hereby or for the execution, delivery, and performance of this Security Agreement by such Grantor; or

         (b) for the perfection of or exercise by Grantee of its rights and remedies hereunder, other than (i) the filing of financing statements in the offices listed in Item B of Schedule I and (ii) the establishment of the Pledged Deposit Accounts and the Assignor Concentration Account in accordance with
Section 5.10 of the Assignment Agreement.

         Section 3.6. Enforceability.

         This Security Agreement is the legally valid and binding obligation of each Grantor, enforceable against such Grantor in accordance with its terms.

                                   ARTICLE IV

                                    COVENANTS

         Each Grantor hereby covenants and agrees that, so long as this Security Agreement shall remain in effect, such Grantor agrees to the following:

         Section 4.1. As to Receivables.

         (a) Each Grantor shall keep its place(s) of business and its chief executive office and the office(s) where it keeps its books and records (including those concerning the Receivables) and all original copies of the Distribution Agreements and the License Agreements located, in each case, at its address specified in Item A of Schedule I, or, upon 30 days' prior written notice to Grantee, at such other locations in a jurisdiction where all actions required by the first sentence of Section 4.4 shall have been taken with respect to the Receivables, the Distribution Agreements and the License Agreements; not change its name or its state or place of incorporation or organization except upon 30 days' prior written notice to Grantee; and hold and preserve such books and records.

         (b) Except as otherwise provided in this subsection (b), until an Event of Default has occurred and is continuing, each Grantor shall, subject to
Section 5.10 of the Assignment Agreement, continue to collect, at its own expense, all amounts due or to become due either Grantor under the Management Agreement, the Ortec Security Agreement, the Distribution Agreements and the License Agreements. In connection with such collections, provided no Event of Default shall have occurred and be continuing, each Grantor may, subject to
Section 5.10 of the Assignment Agreement, take (and, at Grantee's direction, shall take) such action as such Grantor may deem necessary or advisable to enforce collection of the Management Agreement, the Ortec Security Agreement or the applicable Distribution Agreement or License Agreement. At any time after an Event of Default has occurred and is continuing, Grantee shall have the right to notify the account debtors or obligors under any Receivables of the security interest of Grantee in such Receivables to Grantee and to direct such account debtors or obligors to make payment to Grantee of any amounts due or to become due thereunder and enforce collection of any of the Receivables by suit or otherwise and surrender, release or exchange all or any part thereof, or adjust, settle or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. If an Event of Default has occurred and is continuing, upon the request of Grantee, each Grantor will, at its own expense, notify any parties obligated on any of the Receivables to make payment to Grantee of any amounts due or to become due thereunder, and in such event, Grantee is authorized to endorse, in the name of such Grantor, any item representing any payment on or other proceeds of any of the Receivables.

         (c) After delivery to each Grantor by Grantee of a notice that an Event of Default has occurred and is continuing: (i) all amounts and proceeds (including Instruments) received by the Grantors in respect of any Receivables shall be received in trust for the benefit of Grantee hereunder, shall be segregated from other funds of the Grantors, and shall be forthwith paid over to Grantee in the same form as so received (with any necessary endorsements) to be held as cash collateral and applied as provided by this Security Agreement; and
(ii) subject to Section 5.10 of the Assignment Agreement, neither Grantor shall adjust, settle, or compromise the amount or payment of any Receivable, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

         (d) After the occurrence and during the continuance of an Event of Default, (A) Grantee may in its own name or in the name of others communicate with account debtors in order to verify with them to Grantee's reasonable satisfaction the existence, amount and terms of (h) any Receivables and (B) Grantee shall have the right, at the Grantors' expense, to make test verifications of the Receivables in any reasonable manner and through any medium that it considers advisable, and each Grantor agrees to furnish all such assistance as Grantee may reasonably require in connection therewith.

         (e) Notwithstanding the foregoing, nothing in this Section 4.1 shall be deemed to limit any provision contained in the Consent and Agreement.

         Section 4.2. Insurance.

         The Grantors will maintain or cause to be maintained at all times insurance against loss or damage sufficient to cover all the Collateral that are of an insurable nature to the same extent assets of a similar character are usually so insured by companies similarly situated and owning like assets, with insurers believed by the Grantors to be responsible and reputable. If an Event of Default exists at the time any insurance proceeds relating to the Collateral are received, all such proceeds shall be paid to Grantee for application in accordance with the terms and conditions of the Assignment Agreement and this Security Agreement.

         Section 4.3. Intellectual Property.

         The Grantors shall concurrently herewith deliver to Grantee the Patent Security Agreement and all other documents, instruments and other items as may be necessary for Grantee to file such agreements with the United States Patent and Trademark Office and any similar domestic or foreign office, department or agency. If, before the Obligations are paid in full, either Grantor obtains any new Intellectual Property or rights thereto or becomes entitled to the benefit of any Intellectual Property not listed on the schedules to each security agreement, such Grantor shall give to Grantee prompt written notice thereof, and shall amend the respective security agreement to include any such new Intellectual Property. Each Grantor shall: (a) preserve and maintain all rights in the Intellectual Property; and (b) upon and after the occurrence of an Event of Default, use its best efforts to obtain any consents, waivers or agreements necessary to enable such Grantor to exercise its remedies with respect to the Intellectual Property. Neither Grantor shall abandon any right to file a patent or trademark application relating to the Intellectual Property nor shall such Grantor abandon any pending patent or trademark application or patent, trademark or copyright (including without limitation any Patents or Patent Licenses) without the prior written consent of Grantee.

         Section 4.4. Transfers and Other Liens.

         Each Grantor shall not:

         (a) subject to Section 4.7 below and except for the Cambrex Security Agreement, grant a security interest in the Assigned Interests or the other Collateral described in this Agreement to any other party without the prior written consent of Grantee; or

         (b) subject to Section 4.7 below, sell, assign (by operation of law or otherwise), lease, transfer or otherwise dispose of any of, or grant any Person an option with respect to, the Collateral.

         Section 4.5. Further Assurances.

         Each Grantor agrees that, from time to time at its own cost and expense, such Grantor will promptly execute and deliver and will cause to be executed and delivered all further instruments, assignments, notices, agreements and documents, including, without limitation, financing and continuation statements, and will take all further action and will cause all further action to be taken, that may be reasonably necessary or desirable, or that Grantee may reasonably request, in order to create, preserve, perfect and protect any security interest granted or purported to be granted hereby and the priority thereof or to enable Grantee to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing each Grantor will:

         (a) if any Collateral shall be evidenced by a promissory note or other instrument or negotiable document, deliver and pledge to Grantee hereunder such promissory note, instrument or negotiable document duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to Grantee;

         (b) execute and file, record or register such financing or continuation statements, or amendments thereto, and such other instruments, assignments or notices, as may be necessary or desirable, or as Grantee may request, in order to create, preserve, perfect and protect the security interests and other rights granted or purported to be granted to Grantee;

         (c) furnish to Grantee, from time to time, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Grantee may reasonably request, and all in reasonable detail and in accordance with the terms of the Assignment Agreement; and

         (d) at Grantee's request, appear in and defend any action or proceeding that may affect such Grantor's title to or Grantee's security interest in the Collateral.

With respect to the foregoing and the grant of the security interest hereunder, each Grantor hereby authorizes Grantee to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Grantor where permitted by law. A carbon, photographic, or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

         Section 4.6. General Covenants.

         Without limiting any of the foregoing covenants, each Grantor agrees
(a) not to use or permit any Collateral to be used unlawfully or in material violation of any provision of the Assignment Agreement, this Security Agreement, any other Transaction Document or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral; and (b) to pay promptly when due all taxes, assessments, charges, encumbrances and Liens now or hereafter imposed upon or affecting any Collateral.

         Section 4.7. Factoring of Revenue Interests.

         Should either Grantor propose to enter into a factoring of the accounts receivable represented by the Revenue Interests, Grantee shall negotiate and enter into an intercreditor arrangement with any party with which such Grantor enters into a factoring of such accounts receivable containing terms and provisions mutually satisfactory to such Grantor, the factor and Grantee and providing for, among other things, the following:

         (a) the factor receiving a security interest in not more than an undivided 81.5% of the accounts receivable represented by the Revenue Interests;

         (b) the maintenance in favor of Grantee of (i) a 100% exclusive security interest in 18.5% of the accounts receivable represented by the total Revenue Interests; (ii) a 100% exclusive security interest in the proceeds from the factoring of the accounts receivable represented by the Revenue Interests; and (iii) to the extent that any portion of the accounts receivable represented by the Revenue Interests are not factored, a 100% exclusive security interest in such unfactored portion of the accounts receivable represented by the Revenue Interests;

         (c) the security interest that is granted to such factoring party in the accounts receivable represented by the Revenue Interests in accordance with clause (a) above shall be pari passu to Grantee's security interest granted in
Section 2.1 in the accounts receivable represented by the Revenue Interests; and

         (d) all proceeds from the factoring arrangement shall be disbursed pursuant to instructions from Grantee first to Grantee in respect of all amounts owing by either Grantor to Grantee and the balance into the Lockbox Account to be disbursed in accordance with the terms of the Lockbox Agreement.

         Notwithstanding the foregoing, nothing in this Section 4.7 shall be deemed to limit any provision contained in the Consent and Agreement.

                                   ARTICLE V

                          RIGHTS AND DUTIES OF GRANTEE

         Section 5.1. Grantee Appointed Attorney-in-Fact.

         Each Grantor hereby irrevocably appoints Grantee (and all Persons designated for that purpose) as such Grantor's true and lawful attorney-in-fact, with full authority and power in the place and stead of such Grantor and in the name of such Grantor, Grantee or otherwise, from time to time in Grantee's discretion from and after the occurrence and during the continuation of an Event of Default and at such time or times thereafter as Grantee may, in its sole discretion determine, to take any appropriate action and to execute any instrument that Grantee may deem reasonably necessary or advisable to accomplish the purposes of this Security Agreement (but Grantee shall not be obligated to and shall have no liability to any Grantor or any third party for failure so to
do) including, without limitation:

         (a) to ask, demand, collect, enforce, sue for, recover, compromise, receive, and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

         (b) to receive, endorse, and collect any checks, drafts or other instruments, documents, and chattel paper in connection with clause (a) above;

         (c) to file any claims or take any action or institute any proceedings (or to settle, adjust or compromise any such proceeding) that Grantee may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Grantee with respect to any of the Collateral;

         (d) to perform the affirmative obligations of each Grantor hereunder (including all obligations of such Grantor pursuant to Section 4.4);

         (e) to execute and deliver for and on behalf of each Grantor any and all instruments, documents, agreements, and other writings necessary or advisable for the exercise on behalf of such Grantor of any rights, benefits or options created or existing under or pursuant to the Collateral; and

         (f) to execute endorsements, assignments, or other instruments of conveyance and transfer.

Each Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section 5.1 is irrevocable and coupled with an interest.

         Section 5.2. Grantee May Perform.

         If any Grantor fails to perform any agreement contained herein, Grantee may itself (but shall not be obliged to) perform, or cause performance of, such agreement, provided that Grantee shall in any event first have given the Grantors written notice of its intent to do the same and neither Grantor shall have, within 30 days of such notice (or such shorter period as Grantee may reasonably determine is necessary in order to preserve the benefits of this Security Agreement with respect to any material portion of the Collateral), paid such claim or obtained to Grantee's satisfaction the release of the claim or Lien to which such notice relates. Each Grantor agrees to reimburse Grantee upon demand for any costs and expenses, including, without limitation, reasonable attorneys' fees, Grantee incurs while acting as such Grantor's attorney-in-fact hereunder, all of which costs and expenses are included in the Obligations secured hereby.

         Section 5.3. Limitations on Duties of Grantee.

         Grantee shall be obligated to perform such duties and only such duties as are specifically set forth in this Security Agreement, and no implied covenants or obligations shall be read into this Security Agreement against Grantee. If an Event of Default has occurred and is continuing, Grantee shall exercise the rights and powers vested in it by this Security Agreement, and shall not be liable (except for its gross negligence or willful misconduct) with respect to any action taken by it, or omitted to be taken by it, in accordance with, and subject to the limitations contained in, the Assignment Agreement.

         Section 5.4. Reasonable Care.

         It is understood and agreed between the parties hereto that Grantee's duty with respect to the custody, safekeeping, and physical preservation of the Collateral in its possession should be to deal with it in the same manner as Grantee deals with similar property for its own account; provided, however, that Grantee shall not be required to make any presentment, demand, or protest, or give any notice, and need not take any action to preserve any rights against any other Person with respect to the Collateral.

                                   ARTICLE VI

                                    REMEDIES

         Section 6.1. Certain Remedies.

         If any Event of Default shall have occurred and is continuing:

         (a) Grantee may exercise in respect of the Collateral, in addition to other rights available to it at law or in equity or otherwise, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may (i) require each Grantor to, and each Grantor hereby agrees that it will, at its expense and upon request of Grantee forthwith, assemble all or part of the Collateral as directed by Grantee and make it available to Grantee at a place to be designated by Grantee that is reasonably convenient to both parties, (ii) exercise any and all rights and remedies of the Grantors under or in connection with the Collateral, (iii) withdraw all monies, securities and other property in the Pledged Deposit Accounts for application to the Obligations, (iv) foreclose or otherwise enforce Grantee's security interest in any manner permitted by law or provided for in this Security Agreement, (v) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any place or places for cash, on credit, or for future delivery, and upon such other terms as Grantee may deem commercially reasonable, (vi) recover from each Grantor all costs and expenses, including, without limitation, reasonable attorneys' fees, incurred or paid by Grantee in exercising any right, power, privilege or remedy provided by this Security Agreement or by law, (vii) without notice or demand of legal process, all of which are hereby expressly waived by each Grantor, enter into property where any Collateral is located and take possession thereof, and (viii) prior to the disposition of the Collateral, prepare it for disposition in any manner and to the extent Grantee deems appropriate; provided, however, that notwithstanding the foregoing to the contrary, Grantee may sell or otherwise dispose the Collateral or any portion thereof in its then condition without any preparation or processing. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' prior notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Grantee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Grantee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Upon any sale or other disposition pursuant to this Security Agreement, Grantee shall have the right to deliver, assign and transfer to a transferee thereof the Collateral or portion thereof and transfer to a transferee thereof the Collateral or portion thereof so sold or disposed of. Each transferee at any such sale or other disposition (including Grantee) shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption of each Grantor and each Grantor specifically waives (to the extent permitted by law) all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted.

         (b) All cash proceeds received by Grantee in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied: first, to all costs, fees and expenses incurred by Grantee; and second, to the Obligations. If any non-cash proceeds are received in connection with any sale of Collateral, Grantee shall not apply such non-cash proceeds to the Obligations unless and until such proceeds are converted to cash; provided, however, that if such non-cash proceeds are not expected on the date of receipt thereof to be converted to cash within one year after such date, Grantee shall nonetheless use commercially reasonable efforts to convert such non-cash proceeds to cash within such one-year period. Any surplus of such cash or cash proceeds held by Grantee after payment in full of all the Obligations shall be paid over to the Grantors or to whomsoever may be lawfully entitled to receive such surplus.

         Notwithstanding the foregoing, nothing in this Section 6.1 shall be deemed to limit any provision contained in the Consent and Agreement.

                                  ARTICLE VII

                            MISCELLANEOUS PROVISIONS

         Section 7.1. Amendments.

         No amendment, modification or waiver of any provision of this Security Agreement or the Assignment Agreement, and no consent to any departure by any Grantor herefrom shall in any event be effective unless the same shall be in writing and signed by Grantee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         Section 7.2. Release of Collateral.

         If any of the Collateral shall be sold, transferred, or otherwise disposed of by any Grantor in a transaction not expressly prohibited by the Assignment Agreement, then Grantee shall, at such Grantor's written request, promptly execute and deliver to such Grantor (at the sole cost and expense of such Grantor) such instruments or documents necessary and as Grantor shall reasonably request to release the Liens created hereby on such Collateral, including any necessary UCC amendment, termination statement or partial termination statement.

         Section 7.3. Notices.

         All notices and other communications shall be given as set forth in
Section 8.03 of the Assignment Agreement.

         Section 7.4. Waiver; Cumulative Remedies.

         (a) No failure to exercise and no delay in the exercise, on the part of Grantee, of any right, remedy, power, or privilege hereunder and no course of dealing with respect thereto shall impair such right, remedy, power or privilege or be construed to or operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof, or the exercise of any other right, remedy, power or privilege.

         (b) Each Grantor waives any right to require Grantee to proceed against any Person or to exhaust any Collateral or to pursue any remedy in such Grantee's power.

         (c) The rights, powers and remedies of Grantee under this Security Agreement shall be in addition to all rights, powers and remedies given to Grantee by virtue of any statute or rule of law, the Assignment Agreement or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing Grantee's security interest in the Collateral.

         Section 7.5. Successors and Assigns.

         The provisions of this Security Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that neither Grantor may assign or transfer any of its rights or obligations under this Security Agreement without the prior written consent of Grantee. Grantee may assign this Security Agreement, or any of its rights and obligations hereunder, at any time to any other person or entity it deems necessary or desirable without advance notice to Grantors, provided that prior to or concurrently with such assignment such person or entity agrees in writing (in form and substance reasonably satisfactory to Cambrex) to take subject to and be bound by the provisions of the Consent and Agreement and provided that written notice of such assignment is promptly thereafter given to Grantors and Cambrex.

         Section 7.6. Counterparts.

         This Security Agreement may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

         Section 7.7. Severability.

         The illegality or unenforceability of any provision of this Security Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Security Agreement or any instrument or agreement required hereunder.

         Section 7.8. Governing Law and Jurisdiction.

         (a) THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW PRINCIPLES).

         (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS SECURITY AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTION AND DELIVERY OF THIS SECURITY AGREEMENT, EACH GRANTOR HEREBY IRREVOCABLY CONSENTS TO AND ACCEPTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS. EACH GRANTOR HEREBY FURTHER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS SECURITY AGREEMENT OR ANY DOCUMENT RELATED HERETO.

         Section 7.9. Waiver of Jury Trial.

         EACH OF THE GRANTORS AND GRANTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS SECURITY AGREEMENT.



                            [Signature page follows]

         IN WITNESS WHEREOF, Ortec, Orcel and Grantee have caused this Security Agreement to be duly executed and delivered by their respective duly authorized officers as of the date first above written.




GRANTOR:                                ORCEL LLC



                                        By:     /s/ Ron Lipstein
                                           -------------------------------------
                                            Name:  Ronald Lipstein
                                            Title: Manager




GRANTOR:                                ORTEC INTERNATIONAL INC.




                                        By:     /s/ Ron Lipstein
                                           -------------------------------------
                                            Name:  Ronald Lipstein
                                            Title: Manager




GRANTEE:                                PAUL ROYALTY FUND, L.P.

                                        By: Paul Capital Management, LLC,
                                            its General Partner



                                            By:  /s/ Walter Flamenbaum
                                               ---------------------------------
                                               Name:  Walter Flamenbaum, M.D.
                                               Title: Managing Member



                     [SIGNATURE PAGE TO SECURITY AGREEMENT]

                                                                       EXHIBIT A
                                                           to Security Agreement


                        FORM OF PATENT SECURITY AGREEMENT


            WHEREAS, ORCEL LLC, a Delaware limited liability company ("Grantor") owns the Patents and Patent Applications listed on Schedule 1 annexed hereto, and is a party to the Patent Licenses listed on Schedule l annexed hereto; and

            WHEREAS, Grantor, Ortec International Inc., a Delaware corporation and Paul Capital Royalty Acquisition Fund, L.P., a Delaware limited partnership ("Grantee") are parties to a Revenue Interests Assignment Agreement dated as of August 29, 2001 (the "Assignment Agreement"), pursuant to which, among other things, Grantor sells, assigns, transfers and conveys to Grantee, and Grantee purchases from Grantor, all of Grantor's rights and interests in and to the Assigned Interests (as defined in the Assignment Agreement);

             WHEREAS, pursuant to the terms of the Security Agreement dated as of August 29, 2001 (the "Security Agreement;" all capitalized terms defined in the Assignment Agreement or the Security Agreement and not otherwise defined herein have the respective meanings provided for in the Assignment Agreement or the Security Agreement), between Grantor and Grantee, Grantor has granted to Grantee a security interests as contemplated by the Security Agreement, including, without limitation, all right, title and interest of Grantor in, to and under all now owned and hereafter acquired North American Patents, Patent applications and Patent Licenses, and all products and proceeds thereof (to the extent granted therein), to secure the payment of all amounts owing by Grantor under the Assignment Agreement and the other Obligations;

             NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to Grantee a continuing security interest in all of Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Patent Collateral"), whether presently existing or hereafter created or acquired:

      (1) each North American Patent and Patent application included in the Intellectual Property, including, without limitation, each Patent and Patent application referred to in Schedule l annexed hereto, together with any reissues, continuations or extensions thereof, and all of the goodwill of the business conducted in North America connected with the use of, and symbolized by, each such Patent and Patent application;

      (2) each Patent License, including, without limitation, each Patent License listed on Schedule 1 annexed hereto; and

      (3) all products and proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future infringement of any such Patent, including, without limitation, any Patent referred to in Schedule 1 annexed hereto, any Patent issued pursuant to a Patent Application referred to in Schedule l and any patent licensed under any Patent License listed on Schedule 1 annexed hereto.

             This security interest is granted in conjunction with the security interests granted to Grantee pursuant to the Security Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of Grantee with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

             IN WITNESS WHEREOF, Grantor has caused this Patent Security Agreement to be duly executed by its duly authorized officer thereunto as of the 29th day of August, 2001.


                                              ORCEL LLC

                                              By:
                                                   -----------------------------
                                                   Name:  Ronald Lipstein
                                                   Title: Manager

Agreed and Accepted as of the
29th day of August, 2001

PAUL CAPITAL ROYALTY ACQUISITION FUND, L.P.

By:  Paul Capital Management, LLC,
     its General Partner

By:
   --------------------------------------
     Name:  Walter Flamenbaum, M.D.
     Title: Managing Member

                                 ACKNOWLEDGEMENT

STATE OF NEW YORK          )
                           )       ss:
COUNTY OF NEW YORK         )


         On the 29th day of August, 2001 before me personally appeared Ronald Lipstein, to me personally known or proved to me on the basis of satisfactory evidence to be the person described in and who executed the foregoing instrument as the Manager of Orcel LLC who being by me duly sworn, did depose and say that he is the Manager of Orcel LLC, the corporation described in and which executed the foregoing instrument; that he knows the seal of said limited liability company; that the seal affixed to said limited liability company by order of its Management Committee; that he signed his name thereto by like order; and that he acknowledged said instrument to be the free act and deed of limited liability company.



                                              Notary Public


(Seal)


My commission expires:

                     Schedule I to Patent Security Agreement

                                     PATENTS

                U.S. Patent No.                                        Expiration Date
                ---------------                                        ---------------
RE # 35,399 (re-issue of U.S. Patent 5,282,859)                       February 1, 2011
   5,282,859 (Canadian Patent No. 2,080,693)                          February 1, 2011
                   6,039,760                                          February 1, 2011
                   6,500,464                                          December 28, 2020
                   6,638,709                                          December 26, 2020


                                 PATENT LICENSES


None.

                                                                      SCHEDULE I
                                                           to Security Agreement


                         LOCATIONS OF CERTAIN COLLATERAL



Exact Legal Name of Grantors
----------------------------

Orcel LLC
Ortec International Inc.


Jurisdiction of Incorporation of each Grantor
---------------------------------------------

Delaware


Place(s) Of Business And Chief Executive Office of the Grantors:
----------------------------------------------------------------

Each Grantor's principal place of business and chief executive offices are located at 3960 Broadway, New York, New York 10032.


Addresses of the Properties at which the Grantors Maintain Records Relating to
------------------------------------------------------------------------------
the Collateral:
---------------

3960 Broadway
New York, New York 10032

                                                                     SCHEDULE II
                                                           to Security Agreement



                     OFFICES FOR FILING FINANCING STATEMENTS



Delaware Secretary of State
UCC Division
P.O. Box 793
Dover, DE 19903

                                                                    SCHEDULE 3.1
                                                           to Security Agreement



                 NAMES AND CORPORATE REORGANIZATIONS AND MERGERS


None.